                                                                   EXHIBIT 4.1


         [NUMBER]                       DOLLAR GENERAL CORPORATION                                        [SHARES]
       COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE                                                                         COMMON STOCK
  IN THE CITY OF NEW YORK OR                                                                       INCORPORATED UNDER THE
  IN THE STATE OF NEW JERSEY       FOUNDER                                      OUR MISSION:           LAWS OF KENTUCKY
                                   CAL TURNER                                 SERVING OTHERS

                                                                                                SEE REVERSE FOR CERTAIN DEFINITIONS

                                                                                                                  CUSIP 256669 10 2

THIS CERTIFIES THAT





Is the owner of


             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $.50 EACH OF

                                                       CERTIFICATE OF STOCK


Dollar General Corporation transferable on the books of the corporation in person or by attorney duly authorized in writing upon surrender of this certificate properly endorsed.  This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the corporation's Articles of Incorporation and By-Laws and any amendments thereof, copies of which are on file with the Transfer Agent, to all the provisions of which the holder hereof by acceptance of this certificate assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        Witness the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

Dated:


                     SECRETARY                                                                          CHAIRMAN

                                                [CORPORATE SEAL]

COUNTERSIGNED AND REGISTERED:
    REGISTRAR AND TRANSFER COMPANY
                      TRANSFER AGENT
                      AND REGISTRAR.


BY

           AUTHORIZED OFFICER.


(C) UNITED STATES BANKNOTE CORPORATION
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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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
        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)

   Additional abbreviations may also be used though not in the above list.


For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

_______________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________,
_______________________________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, ______________




AFFIX MEDALLION SIGNATURE              X_______________________________________
GUARANTEE IMPRINT BELOW                            (SIGNATURE)


                                       X_______________________________________
                                                   (SIGNATURE)


                                       _________________________________________
                                       ABOVE SIGNATURE(S) TO THIS ASSIGNMENT
                                       MUST CORRESPOND WITH THE NAME AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT, OR ANY CHANGE WHATEVER.

                                       THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                       ELIGIBLE GUARANTOR INSTITUTION SUCH AS A
                                       SECURITIES BROKER/DEALER, COMMERCIAL BANK
                                       & TRUST COMPANY, SAVINGS AND LOAN
                                       ASSOCIATION OR A CREDIT UNION
                                       PARTICIPATING IN A MEDALLION PROGRAM
                                       APPROVED BY THE SECURITIES TRANSFER
                                       ASSOCIATION, INC.